EXHIBIT 23.2
                               AJ.  ROBBINS,  P.C.
                         CERTIFIED  PUBLIC  ACCOUNTANTS
                                AND  CONSULTANTS
                        3033  EAST  1ST  AVENUE,  SUITE  201
                             DENVER,  COLORADO  80206


             CONSENT  OF  INDEPENDENT  CERTIFIED  PUBLIC  ACCOUNTANTS


As independent certified public accountants, we hereby consent to the use of our report dated March 1, 2002 and to the reference made to our firm under the caption "Experts" included in or made part of this Registration Statement on Form SB-2.



                                              AJ.  ROBBINS,  P.C.
                                              CERTIFIED  PUBLIC  ACCOUNTANTS
                                              AND  CONSULTANTS


Denver,  Colorado
March  18,  2002